OPPENHEIMER MAIN STREET® OPPORTUNITY FUND

Supplement dated October 7, 2002 to the

Statement of Additional Information dated September 24, 2002

The Statement of Additional Information is changed as follows: 1. The section titled "Additional Information About the Fund-The Custodian" on page 65 is deleted and replaced with the following:

The Custodian. Citibank, N.A. is the Custodian of the Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

2. The Custodian Bank name and address on the back cover should be deleted and replaced with the following:

Citibank, N.A
111 Wall Street
New York, New York 10005

October 7, 2002                                                                                         731PX004